Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

15.	Income Taxes
There was no provision for income taxes recorded during the three and nine months ended September 30, 2021 and tax expense of approximately $5 thousand and $0.4 million recorded in the three and nine months ended September 30, 2020, respectively. The Company’s deferred tax assets continue to be fully offset by a valuation allowance.

13.	Income Taxes
For the years ended December 31, 2020 and 2019, the Company recorded current income tax expense of $0.4 million and zero, respectively. Significant components of the Company’s net deferred tax assets are summarized as follows (in thousands):

	December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$29,829	$32,969
Intangibles	3,875	13
Accrued compensation	325	312
Credits	6,252	6,248
Fixed assets	40	43
Other, net	96	23
Right-of-use liability	23	108

Deferred tax assets	40,440	39,716

Deferred tax liabilities:
Right-of-use asset	(19)	(105)

Deferred tax liabilities	(19)	(105)

Net deferred tax assets	40,421	39,611
Valuation allowance	(40,421)	(39,611)

Net deferred tax assets	$—	$—

A reconciliation of the income tax computed at the federal statutory tax rate to the expense (benefit) for income taxes for the years ended December 31, 2020 and 2019 is as follows (in thousands):

	December 31,
	2020	2019
Tax at statutory rate	$3,058	$(6,245)
State income taxes, net of federal benefits	292	1
Change in valuation allowance	808	7,200
Uncertain tax positions	474	618
Permanent differences and other	47	(27)
Capitalized R&D	(3,836)	—
Credits	(492)	(1,547)

Income tax expense (benefit)	$351	$—

Management assesses all available evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. The Company has experienced net losses since inception, and the revenue and income potential of the Company’s business and market are unproven. Due to the Company’s continuing research and development activities, the Company expects to continue to incur net losses into the foreseeable future. As such, the Company cannot conclude that it is more likely than not that its deferred tax assets will be realized. A valuation allowance of $40.4 million and $39.6 million at December 31, 2020 and 2019, respectively, has been established to offset the deferred tax assets, as realization of such assets is uncertain.
Utilization of net operating loss (“NOL”) and research and development (“R&D”) credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as similar state and foreign provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. Since the Company’s formation, the Company has raised capital through the issuance of capital stock on several occasions, which on its own or combined with the purchasing stockholders’ subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future.
The Company completed a preliminary Code Sections 382 and 383 analysis to assess whether an ownership change has occurred since the Company’s formation through December 31, 2015, and determined that it was more likely than not that the Company had an ownership change in May 2013. The Company determined that $1.8 million of federal and California net operating losses and $0.1 million of R&D credits would not be utilized. The Company removed deferred tax assets for net operating losses of $0.6 million and research credits of $0.1 million from its deferred tax assets schedule and has recorded a corresponding decrease in the valuation allowance for net operating losses and research credits generated before May 2013. The Company updated the preliminary study by completing an analysis of the net operating losses and research credits from May 2013 through December 31, 2018, and determined that it is more likely than not that the Company did not experience an ownership change during this update period. The Company updated the preliminary study by completing an analysis of the net operating losses and research credits from January 1, 2019 through December 31, 2020, and determined that it is more likely than not that the Company did not experience an ownership change during this update period
.
After reducing NOLs and R&D credits for amounts not expected to be utilized, the Company had federal and California NOL carryforwards of approximately $141.2 million and $36.6 million, respectively, and federal and California research and development (“R&D” tax) credit carryforwards of approximately $7.4 million and
$3.3 million, respectively, as of December 31, 2020. Federal NOLs of $62.8 million carry forward indefinitely and $78.4 million of our federal NOL and all of our California NOLs and federal R&D tax credit carryforwards will begin to expire in 2034, unless previously utilized. The California R&D tax credit carryforwards are available indefinitely. The Company had a full valuation allowance against all net deferred tax assets because it is more likely than not that they will be unrealized.
In response to the
COVID-19
global pandemic, the CARES Act was enacted on March 27, 2020, to provide aid and economic stimulus to the economy. Among other provisions, the CARES Act eliminates the 80% NOL limitation for tax years 2018, 2019, and 2020, and allows NOLs generated in those years to be carried back for five years.
The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition at the effective date to be recognized.
A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2020 and 2019, excluding interest and penalties, is as follows (in thousands):

	December 31,
	2020	2019
Balance at beginning of the year	$7,068	$6,409
Additions/(reductions) for tax positions - prior year	—	—
Increase related to current year positions	555	659

Balance at the end of the year	$7,623	$7,068

For the years ended December 31, 2020 and 2019, the Company did not recognize any interest or penalties.
The Company currently files income tax returns in California and with the U.S. Internal Revenue Service. The Company currently has no tax periods under examination by any jurisdiction. Due to the existence of net operating loss carryforwards, all tax periods from inception of the Company are open for examination by taxing authorities for all jurisdictions.
Included in the balance of unrecognized tax benefits at December 31, 2020 is $6.2 million that, if recognized, would not impact the Company’s income tax benefit or effective tax rate as long as our deferred tax asset remains subject to a full valuation allowance. The Company does not expect any significant increases or decreases to our unrecognized tax benefits within the next 12 months.